American Strategic Income Portfolio III - 1996 Semiannual Report

1996 Semiannual Report




                                      AMERICAN
                                      STRATEGIC
                                      INCOME
                                      PORTFOLIO III


                                         CSP




                                        [LOGO]

[LOGO]


CONTENTS


President's Letter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

Letter to Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . . .9

Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . . 24

Shareholder Update . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31

Directors and Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . 32

Glossary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33


AMERICAN STRATEGIC INCOME PORTFOLIO III
---------------------------------------

PRIMARY INVESTMENTS
Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities, mortgage-backed securities and mortgage servicing rights. The fund may borrow, including through the use of reverse repurchase agreements, and may purchase securities through the dollar-roll program. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone.


FUND OBJECTIVE
High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.

AVERAGE ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------

Based on net asset value for the periods ended November 30, 1996.
--------------------------------------------------------------------------------

[CHART]

THE AVERAGE ANNUALIZED TOTAL RETURN FIGURES FOR AMERICAN STRATEGIC INCOME PORTFOLIO III ARE BASED ON THE CHANGE IN ITS NET ASSET VALUE (NAV), ASSUME ALL DISTRIBUTIONS WERE REINVESTED AND DO NOT REFLECT SALES CHARGES. NAV-BASED PERFORMANCE IS USED TO MEASURE INVESTMENT MANAGEMENT RESULTS.

TOTAL RETURNS BASED ON THE CHANGE IN MARKET PRICE FOR THE ONE-YEAR, THREE-YEAR AND SINCE INCEPTION PERIODS ENDED NOVEMBER 30, 1996, WERE 7.20%, -1.13% AND 0.64%, RESPECTIVELY. THESE FIGURES ALSO ASSUME REINVESTED DISTRIBUTIONS AND DO NOT REFLECT SALES CHARGES.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE LEHMAN BROTHERS MUTUAL FUND GOVERNMENT/MORTGAGE INDEX IS COMPRISED OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND AGENCY MORTGAGE-BACKED SECURITIES. DEVELOPED BY LEHMAN BROTHERS FOR COMPARATIVE USE BY THE MUTUAL FUND INDUSTRY, THIS INDEX IS UNMANAGED AND DOES NOT INCLUDE ANY FEES OR EXPENSES IN ITS TOTAL RETURN FIGURES.

THE LIPPER CLOSED-END U.S. MORTGAGE FUNDS AVERAGE REPRESENTS THE AVERAGE ANNUALIZED TOTAL RETURN, WITH DISTRIBUTIONS REINVESTED, OF SIMILAR CLOSED-END FUNDS AS CHARACTERIZED BY LIPPER ANALYTICAL SERVICES.

THE SINCE INCEPTION NUMBERS FOR THE LEHMAN INDEX AND LIPPER AVERAGE ARE CALCULATED FROM THE MONTH END FOLLOWING THE FUND'S INCEPTION THROUGH NOVEMBER 30, 1996.


--------------------------------------------------------------------------------

         1996 Semiannual Report   1    American Strategic Income Portfolio III

PRESIDENT'S LETTER
--------------------------------------------------------------------------------


[PHOTO]
WILLIAM H. ELLIS
President
Piper Capital
Management
-------------------------------------------------------------------------------

January 16, 1997
-------------------------------------------------------------------------------


DEAR SHAREHOLDERS:

    Check out the best sellers' list at your local bookstore. You'll notice a number of books about companies that have gone through dramatic changes in recent years. Surprising? Not really. Every company experiences change periodically. And we're no exception. At Piper Capital Management, we've made significant changes to enhance our ability to achieve consistent, competitive performance and provide a higher level of quality service.

    We've upgraded our toll-free telephone system so you spend less time listening to voice response and more time receiving information you can put to use. Also, when calling our toll-free number, you now have the option to listen to our portfolio managers talk about their current investment strategies. Find out the many ways to reach us on the back page of this report.

    Take a close look at the semiannual report in your hand. We've made our portfolio managers' commentaries simpler and more inviting, and added a glossary of terms at the back to help you understand commonly used financial terms. Whenever you see this symbol***, it indicates a term defined in the glossary.

    You'll hear the word "team" more often when we talk about our portfolio managers. We've enhanced our approach, allowing managers to interact more frequently and share their best ideas to improve the investment capabilities of Piper Capital.

    The recent changes we have made represent a new way of doing business at Piper Capital -- an approach we believe will enable us to establish an unparalleled reputation for prudent investing and high-quality service.

    That said, we look forward to serving your future financial needs and exceeding your expectations in every way we can. Thank you for your investment.


Sincerely,


/s/ William H. Ellis

William H. Ellis


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

         1996 Semiannual Report   2    American Strategic Income Portfolio III

AMERICAN STRATEGIC INCOME PORTFOLIO III
--------------------------------------------------------------------------------

[PHOTO]
JOHN WENKER
is primarily responsible for the management of American Strategic Income Portfolio III. He has 11 years of financial experience.


January 16, 1997
--------------------------------------------------------------------------------


DEAR SHAREHOLDERS:

AMERICAN STRATEGIC INCOME PORTFOLIO III PAID AN ATTRACTIVE LEVEL OF CURRENT INCOME FOR SHAREHOLDERS DURING THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 1996. The fund paid $0.50875 per share in dividends, which is an annualized distribution rate of 9.58% on the November 30 market price of $10.625 per share, and 6.78% on the initial public offering price of $15 per share. As discussed below, the fund's dividend was reduced to bring it in line with the fund's earnings. Current monthly earnings of 8.25 cents per share (based on an average of the three months ended November 30) would result in an annualized earnings rate of 9.32% on the November 30 market price and 6.60% on the initial public offering price. Keep in mind that past performance does not guarantee future results, and these rates will fluctuate.

FOR THE SIX-MONTH PERIOD, THE FUND HAD A NET ASSET VALUE TOTAL RETURN OF 4.60%.* This compares to a 7.06% return for the Lehman


* ALL RETURNS INCLUDE REINVESTED DISTRIBUTIONS, BUT NOT SALES CHARGES. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
As a percentage of total assets on November 30, 1996.

[CHART]


--------------------------------------------------------------------------------

         1996 Semiannual Report   3    American Strategic Income Portfolio III

--------------------------------------------------------------------------------

[PHOTO]
DAVID STEELE
assists with the management of American Strategic Income Portfolio III. He has 18 years of financial experience.
--------------------------------------------------------------------------------


Brothers Mutual Fund Government/Mortgage Index and an 8.28% return for the Lipper Closed-End U.S. Mortgage Funds Average during this same period. For the six-month period ended November 30, the fund's total return based on its market price was 8.81%*. The fund continued to trade at a discount*** to net asset value during the year, with a market price of $10.625 and a net asset value of $12.29 per share as of November 30. Reducing the difference between the fund's market price and net asset value has been challenging, but we believe the fund's reduced net asset value volatility and earnings stability could help improve the fund's market price over time.

THE FUND'S NET ASSET VALUE UNDERPERFORMANCE WAS DUE LARGELY TO HAVING MORTGAGE LOANS IN THE PORTFOLIO. These loans are generally less sensitive to interest rate changes than securities in the index and securities held by other U.S. mortgage funds. So when interest rates fall, as they did during the last six months, these loans tend not to go up in value as much as the index or other U.S.

--------------------------------------------------------------------------------
GEOGRAPHICAL DISTRIBUTION
--------------------------------------------------------------------------------
Percentages reflect principal value of whole loans and real estate owned as of November 30, 1996.

[MAP]

SHADED AREAS WITHOUT VALUES INDICATE STATES IN WHICH THE FUND HAS INVESTED LESS THAN 0.50% OF ITS ASSETS. THE FUND ALSO INVESTS LESS THAN 0.50% IN THE U.S. VIRGIN ISLANDS, WHICH IS NOT REPRESENTED ON THIS MAP.


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

         1996 Semiannual Report   4    American Strategic Income Portfolio III

--------------------------------------------------------------------------------

[PHOTO]
RUSS KAPPENMAN
assists with the management of American Strategic Income Portfolio III. He has 11 years of financial experience.
--------------------------------------------------------------------------------


mortgage funds. However, when rates increase, our loans generally do not decline as much, giving the fund downside protection in a rising-rate environment. Another contributing factor to our underperformance was our emphasis on short-term Treasury securities. During a declining interest rate environment, short-term securities generally do not go up in value as much as long-term issues.

DURING THE PERIOD, WE REMAINED FOCUSED ON STABILIZING THE FUND'S INCOME STREAM. When the dividend was reduced in July 1996, we stated that we felt we could maintain an 8.25 cents per share monthly dividend for 12 months. As of November 30, 1996, we were on track to accomplish this goal. While unexpected credit problems or severe prepayments could adversely affect the fund's ability to maintain its 8.25 cents per share monthly dividend, we remain optimistic we will achieve this objective.

THE FUND'S ASSETS ARE LARGELY CONCENTRATED IN MORTGAGE LOANS. As of November 30, 43% of the fund's total assets were invested in single family (home) loans, 38% in multifamily (apartment), 5% in commercial loans and 10% in Treasury securities. (See portfolio composition chart on page 3.) Assuming a market environment that is similar to the past year, we intend to maintain the fund's investments in mortgage loans and Treasuries near these levels. The greater concentration in mortgage loans is consistent with our strategy of focusing on securities subject to more credit risk and reducing our exposure to securities more sensitive to changing interest rates. General improvements in housing markets and a continued strong market for rental housing should have a positive impact on the credit worthiness of our single and multifamily portfolios. To date, we have experienced loan prepayments at expected levels and have been able to reinvest these funds at historically attractive rates. If we experience heavier prepayments, we may have to reinvest the proceeds at lower interest rates, which would ultimately decrease the fund's income.

WE CONTINUED TO BORROW IN THE FUND THROUGH REVERSE REPURCHASE AGREEMENTS*** AND INVESTED THE PROCEEDS IN TREASURY SECURITIES OR NEW MORTGAGE LOANS. The Treasuries and mortgage loans acted as


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

         1996 Semiannual Report   5    American Strategic Income Portfolio III

--------------------------------------------------------------------------------


collateral for the reverse repurchase agreements. These reverse repurchase agreements, expressed as a percentage of total assets, were approximately 10% as of November 30. While borrowing can potentially increase the fund's income, it can also increase the fund's net asset value volatility.

WE SUCCESSFULLY MANAGED THE RISKS*** INVOLVED WITH MORTGAGE LOANS DURING THE PERIOD. (See the glossary for more on the specific risks associated with mortgage loans.) One of the ways we did this was by focusing on moderately valued homes, which have less credit risk than do higher valued homes. As of November 30, the fund held 2,690 single family loans on properties which, on average, had a value of approximately $73,000. The average balance remaining on these loans was approximately $59,000. Since the fund's inception, we have kept its principal losses from foreclosed single family loans to 2 cents per share. We followed a similar philosophy when purchasing multifamily and commercial loans. We believe that smaller loans spread out in several states are less likely to cause losses in the fund. On November 30, we had 53 multifamily loans with an average loan balance of approximately $2,596,000 and eight commercial loans with an average balance of approximately $2,439,000. Through November, there were no realized foreclosure losses to the fund from our investments in multifamily or commercial loans. However, in June 1996 we


--------------------------------------------------------------------------------
DELINQUENCY PROFILE
--------------------------------------------------------------------------------

The chart below shows what percentage of loans in the portfolio are 30, 60, 90 or 120 days delinquent as of November 30, 1996.


CURRENT                                    91.5%
-------------------------------------------------------------------------------
30 Days                                     3.7%
-------------------------------------------------------------------------------
60 Days                                     0.8%
-------------------------------------------------------------------------------
90 Days                                     0.4%
-------------------------------------------------------------------------------
120+ Days                                   3.6%
-------------------------------------------------------------------------------


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

         1996 Semiannual Report   6    American Strategic Income Portfolio III

--------------------------------------------------------------------------------


took possession of one multifamily property. Going forward, we will continue to focus on moderately valued home loans and smaller multifamily and commercial loans.

ALTHOUGH WE CONDUCT EXTENSIVE RISK ANALYSIS ON EVERY LOAN PURCHASED, DELINQUENT LOANS ARE LIKELY. Because delinquent loans require a high level of attention, we place them with loan servicers who work hard to convey to borrowers that their first responsibility each month is to make their payments. If a loan forecloses, our loan servicers will proceed with the process as quickly as possible. Although we would hope to receive all of the principal and interest owed to us on a foreclosed loan, it is likely that we may not be repaid in full.

WE BELIEVE GEOGRAPHIC DIVERSIFICATION IS ESSENTIAL TO THE FUND. The mortgage loans in which the fund invests are backed by properties located throughout the country. (See map on page 4.) Our largest concentrations of loans are in Texas and California. Because these states have large populations, they offer more loans. In addition, the strong economic recovery that many areas of Texas and California are currently experiencing has helped the rental market stabilize and increase in value.

LOOKING AHEAD, WE BELIEVE THE FUND'S NET ASSET VALUE AND EARNINGS SHOULD BE FAIRLY STABLE RELATIVE TO CHANGES IN THE INTEREST RATE ENVIRONMENT. We believe we have reduced interest rate risk and focused our investments where we feel we can currently add the most value -- in the mortgage loan area. This focus on mortgage loans should allow the fund to provide more consistent income levels. We hope this will attract more investors to the fund, which, in turn, could reduce the current discount of market price to net asset value. We anticipate more investments in commercial mortgage loans in the future. Commercial loans may involve more risk than multifamily or single family mortgage loans. (For more on the specific risks associated with mortgage loans, see the glossary.)

THE PROPOSED SETTLEMENT OF A CLASS ACTION LAWSUIT AGAINST THE FUND SHOULD BE PRESENTED TO THE COURT FOR PRELIMINARY APPROVAL EARLY THIS YEAR. Shareholders received details of the proposed settlement in


--------------------------------------------------------------------------------

         1996 Semiannual Report   7    American Strategic Income Portfolio III

--------------------------------------------------------------------------------


the annual report that was mailed in July. At that time, we anticipated preliminary court approval in late 1996. Due to delays in the process, we now expect the approval early this year. There can, however, be no assurance as to the timing of preliminary court approval or the settlement itself.

The efforts of the fund's management team continue to be dedicated to reaching the fund's objectives and helping you achieve your financial goals. Thank you for your investment in American Strategic Income Portfolio III.



Sincerely,


/s/ John Wenker

John Wenker
Portfolio Manager


--------------------------------------------------------------------------------

         1996 Semiannual Report   8    American Strategic Income Portfolio III

Financial Statements (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  November 30, 1996
 ..................................................................

ASSETS:
Investments in securities at market value* (note 2)
  (including a repurchase agreement of $1,652,000) .........     $358,278,062
Real estate owned (identified cost: $4,048,231) (note 2) ...        3,640,317
Cash in bank on demand deposit .............................        1,442,360
Accrued interest receivable ................................        3,172,543
                                                              ------------------
  Total assets .............................................      366,533,282
                                                              ------------------

LIABILITIES:
Reverse repurchase agreements payable ......................       37,500,000
Accrued investment management fee ..........................          169,867
Accrued administrative fee .................................           53,756
Accrued interest ...........................................          171,802
Other accrued expenses .....................................           29,768
                                                              ------------------
  Total liabilities ........................................       37,925,193
                                                              ------------------
Net assets applicable to outstanding capital stock .........     $328,608,089
                                                              ------------------
                                                              ------------------

REPRESENTED BY:
Capital stock - authorized 1 billion shares of $0.01 par
  value; outstanding, 26,742,546 shares ....................     $    267,425
Additional paid-in capital .................................      377,887,728
Undistributed net investment income ........................        2,599,147
Accumulated net realized loss on investments ...............      (57,782,469)
Unrealized appreciation of investments .....................        5,636,258
                                                              ------------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................     $328,608,089
                                                              ------------------
                                                              ------------------

Net asset value per share of outstanding capital stock .....     $      12.29
                                                              ------------------
                                                              ------------------

* Investments in securities at identified cost .............     $352,233,890
                                                              ------------------
                                                              ------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

       1996 Semiannual Report  9  American Strategic Income Portfolio III

---------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Six Months Ended November 30, 1996
 ..................................................................

INCOME:
Interest (net of interest expense of $1,963,278) ...........     $15,122,969
                                                              -----------------

EXPENSES (NOTE 3):
Investment management fee ..................................       1,005,786
Administrative fee .........................................         325,173
Custodian and accounting fees ..............................          89,812
Transfer agent fees ........................................          21,965
Reports to shareholders ....................................          44,489
Mortgage servicing fees ....................................         487,295
Directors' fees ............................................           4,320
Audit and legal fees .......................................          54,713
Other expenses .............................................          58,927
                                                              -----------------
  Total expenses ...........................................       2,092,480
Less expenses paid indirectly ..............................          (4,961)
                                                              -----------------

  Total net expenses .......................................       2,087,519
                                                              -----------------

  Net investment income ....................................      13,035,450
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized loss on investments (note 4) ..................        (372,620)
Net change in unrealized appreciation or depreciation of
  investments ..............................................       1,949,780
                                                              -----------------

  Net gain on investments ..................................       1,577,160
                                                              -----------------

  Net increase in net assets resulting from operations .....     $14,612,610
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

      1996 Semiannual Report  10  American Strategic Income Portfolio III

---------------------------------------------------------------------

STATEMENT OF CASH FLOWS  For the Six Months Ended November 30, 1996
 ..................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income ............................................     $15,122,969
Net expenses ...............................................      (2,087,519)
                                                              -----------------
  Net investment income ....................................      13,035,450
                                                              -----------------

Adjustments to reconcile net investment income to net cash
 provided by operating activities:
  Change in accrued interest receivable and principal
    receivable on mortgage securities ......................         557,097
  Net amortization of bond discount and premium ............        (143,535)
  Change in accrued fees and expenses ......................        (160,292)
                                                              -----------------
    Total adjustments ......................................         253,270
                                                              -----------------

    Net cash provided by operating activities ..............      13,288,720
                                                              -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................      61,719,695
Purchases of investments ...................................     (18,437,125)
Net purchases of short-term securities .....................        (227,000)
                                                              -----------------

    Net cash provided by investing activities ..............      43,055,570
                                                              -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments for reverse repurchase agreements .............     (43,500,000)
Distributions paid to shareholders .........................     (13,605,271)
                                                              -----------------

    Net cash used by financing activities ..................     (57,105,271)
                                                              -----------------
Net decrease in cash .......................................        (760,981)
Cash at beginning of period ................................       2,203,341
                                                              -----------------

    Cash at end of period ..................................     $ 1,442,360
                                                              -----------------
                                                              -----------------

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements .............................................     $ 2,144,453
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

      1996 Semiannual Report  11  American Strategic Income Portfolio III

---------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                               SIX MONTHS ENDED
                                                                   11/30/96            YEAR ENDED
                                                                 (UNAUDITED)            5/31/96
                                                              ------------------   ------------------
OPERATIONS:
Net investment income ......................................     $ 13,035,450         $ 26,475,079
Net realized loss on investments ...........................         (372,620)          (1,456,249)
Net change in unrealized appreciation or depreciation of
  investments ..............................................        1,949,780            1,032,738
                                                              ------------------   ------------------

  Net increase in net assets resulting from operations .....       14,612,610           26,051,568
                                                              ------------------   ------------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................      (13,605,271)         (33,239,613)
                                                              ------------------   ------------------

CAPITAL SHARE TRANSACTIONS:
Payments for retirement of 326,200 shares (note 6) .........               --           (3,576,221)
                                                              ------------------   ------------------
  Total increase (decrease) in net assets ..................        1,007,339          (10,764,266)

Net assets at beginning of period ..........................      327,600,750          338,365,016
                                                              ------------------   ------------------

Net assets at end of period ................................     $328,608,089         $327,600,750
                                                              ------------------   ------------------
                                                              ------------------   ------------------

Undistributed net investment income ........................     $  2,599,147         $  3,168,968
                                                              ------------------   ------------------
                                                              ------------------   ------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

      1996 Semiannual Report  12  American Strategic Income Portfolio III

        Notes to Financial Statements (Unaudited)
---------------------------------------------------------------------

(1) ORGANIZATION
 ................................................................................
               American Strategic Income Portfolio Inc. III (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. The fund may borrow, including through the use of reverse repurchase agreements, and may purchase securities through the sale-forward (dollar-roll) program. Fund shares are listed on the New York Stock Exchange under the symbol CSP.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
 ................................................................................
                  INVESTMENTS IN SECURITIES
               The fund's mortgage related investments such as whole loans, participation mortgages and mortgage servicing rights are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a pricing model approved by the board of directors and implemented by Piper Capital Management. The pricing model is designed to reflect the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the projected rate and severity of defaults, the delinquency profile, the expected yield at purchase, changes in prevailing interest rates and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights as the case may be. Certain elements of the pricing model involve subjective judgment. Additionally, certain other factors will be considered in the determination of the valuation of investments in multifamily properties, including but not limited to, results of annual inspections of the multifamily property by the adviser or a servicing agent retained by the adviser, reviews of annual unaudited financial statements of the multifamily property, monitoring of local and other economic conditions and their impact on local real estate values and analyses

---------------------------------------------------------------------

      1996 Semiannual Report  13  American Strategic Income Portfolio III

---------------------------------------------------------------------
               of rental vacancy rates at the multifamily property. Subjective adjustments to the valuation of such investments in multifamily properties may be made based upon the adviser's analysis of such information. The actual values that may be realized upon the sale of whole loans, participation mortgages and mortgage servicing rights can only be determined in negotiations between the fund and third parties.

               The values of other fixed income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the New York Stock Exchange. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities.

               Occasionally, events affecting the value of such securities may occur between the time valuations are determined and the close of the New York Stock Exchange. If events materially affecting the value of such securities occur, if the fund's management determines for any other reason that valuations provided by the pricing service or market quotations from dealers are inaccurate or when market quotations are not readily available, securities will be valued at their fair value according to procedures decided upon in good faith by the board of directors. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

               Exchange-traded options are valued at the last sales price on the exchange prior to the time when assets are valued. If no sales were reported that day, the options will be valued at the mean between the current closing bid and asked prices. Over-the-counter options are valued using market quotations obtained from independent dealers that make markets in the securities. Financial futures are valued at the last settlement price established each day by the board of trade or exchange on which they are traded.

---------------------------------------------------------------------

      1996 Semiannual Report  14  American Strategic Income Portfolio III

---------------------------------------------------------------------

               Securities transactions are accounted for on the date the securities are purchased and sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued weekly. Costs associated with acquiring whole loans, participation mortgages and mortgage servicing rights are capitalized and included in the cost basis of the loans purchased.

                  OPTIONS TRANSACTIONS
               For hedging purposes, the fund may buy and sell put and call options, write covered call options on portfolio securities, and write cash-secured puts. The risk in writing a call option is that the fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the fund may incur a loss if the market price of the security decreases and the option is exercised. The risk of buying an option is that the fund pays a premium whether or not the option is exercised. The fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

               The fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

                  FUTURES TRANSACTIONS
               In order to gain exposure to or protect against changes in the market, the fund may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

               Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal

---------------------------------------------------------------------

      1996 Semiannual Report  15  American Strategic Income Portfolio III

---------------------------------------------------------------------
               to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires.

                  INTEREST RATE TRANSACTIONS
               To preserve a return or spread on a particular investment or portion of its portfolio or for other non-speculative purposes, the fund may enter into various hedging transactions, such as interest rate swaps and the purchase of interest rate caps and floors. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based notional principal amount from the party selling the interest rate floor.

               If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there is risk that the positions may correlate imperfectly with the asset or liability being hedged. Other risks of entering into these transactions are that a liquid secondary market may not always exist or that the other party to the transaction may not perform.

               For interest rate swaps, caps and floors, the fund accrues weekly, as an increase or decrease to interest income, the current net amount due to or owed by the fund. Interest rate swaps, caps and floors are

---------------------------------------------------------------------

      1996 Semiannual Report  16  American Strategic Income Portfolio III

---------------------------------------------------------------------
               valued from prices quoted by independent brokers. These valuations represent the present value of all future cash settlement amounts based on implied forward interest rates.

                  WHOLE LOANS AND PARTICIPATION MORTGAGES
               Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

               At November 30, 1996, loans representing 4.8% of the outstanding principal value of whole loans, or 4.6% of net assets were considered by the fund to be delinquent as to the timely monthly payment of principal and interest. A loan is considered delinquent when a borrower has missed two or more payments. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the fund may suffer a loss.

               Real estate acquired through foreclosure, if any, is recorded at estimated fair value. On November 30, 1996, the fund owned 30 homes with an aggregate value of $2,140,266 and one apartment building with a value of $1,500,051, for a total of 1.1% of net

---------------------------------------------------------------------

      1996 Semiannual Report  17  American Strategic Income Portfolio III

---------------------------------------------------------------------
               assets. The fund recognized net realized losses of $222,291, or $0.008 per share, on real estate sold during the six months ended November 30, 1996.

                  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
               Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of November 30, 1996, the fund had no outstanding when-issued or forward commitments.

               In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage "dollar rolls" in which the fund sells securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the six months ended November 30, 1996, the fund earned no such fees.

                  FEDERAL TAXES
               The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. For calendar year 1996, the fund intends to distribute substantially all of its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

---------------------------------------------------------------------

      1996 Semiannual Report  18  American Strategic Income Portfolio III

---------------------------------------------------------------------

               The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

                  DISTRIBUTIONS TO SHAREHOLDERS
               Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                  REPURCHASE AGREEMENTS
               For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

---------------------------------------------------------------------

      1996 Semiannual Report  19  American Strategic Income Portfolio III

---------------------------------------------------------------------

                  USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ................................................................................
               The fund has entered into the following agreements with Piper Capital Management Incorporated (the adviser and the administrator):

               The investment advisory agreement provides the adviser with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets and 4.50% of the daily gross income accrued by the fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the six months ended November 30, 1996, the effective investment management fee incurred by the fund was 0.62% on an annual basis. For its fee, the adviser provides investment advice and conducts the management and investment activity of the fund.

               The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator will provide regulatory, reporting and record-keeping services for the fund.

               When acquiring whole loans and participation mortgages, the fund enters into mortgage servicing agreements with mortgage servicers.

---------------------------------------------------------------------

      1996 Semiannual Report  20  American Strategic Income Portfolio III

---------------------------------------------------------------------
               For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

               In addition to the investment management, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; fees to outside parties retained to assist in conducting due diligence; taxes and other miscellaneous expenses.

               Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(4) INVESTMENT SECURITY TRANSACTIONS
 ................................................................................
               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six months ended November 30, 1996 aggregated $18,580,660 and $61,719,695, respectively. Included in proceeds from sales are $902,536 from sales of real estate owned. For the six months ended November 30, 1996, no brokerage commissions were paid to Piper Jaffray Inc., an affiliated broker.

(5) CAPITAL LOSS CARRYOVER
 ................................................................................
               For federal income tax purposes, the fund had capital loss carryovers of $57,409,849 as of May 31, 1996, which, if not offset by subsequent capital gains, will expire in 2003 through 2005. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

(6) RETIREMENT OF FUND SHARES
 ................................................................................
               The fund's board of directors voted to discontinue the share repurchase program effective February 6, 1996. Pursuant to the plan, the fund had cumulatively repurchased and retired 707,200 shares as of February 5, 1996 which represents 2.6% of the shares originally issued.

---------------------------------------------------------------------

      1996 Semiannual Report  21  American Strategic Income Portfolio III

---------------------------------------------------------------------

(7) PENDING LITIGATION
 ................................................................................
               An amended complaint purporting to be a class action was filed on September 7, 1995, in the United States District Court for the Western District of Washington against the fund, seven other closed-end investment companies for which Piper Capital
               Management Incorporated acts as investment adviser, Piper Jaffray Companies Inc., Piper Jaffray Inc., Piper Capital Management Incorporated and certain individuals. The named plaintiffs and defendants in this putative class action have reached an agreement-in-principle on a proposed settlement and are negotiating the terms of a definitive settlement agreement. If approved by the Court, a definitive settlement agreement consistent with the terms of the agreement-in-principle would provide $15.5 million to class members in payments by Piper Jaffray Companies Inc. and Piper Capital Management Incorporated scheduled during the next four years. The agreement stipulates, among other things, that CSP would offer to repurchase up to 10 percent of its outstanding shares from current shareholders at net asset value. The repurchase offer would occur after the effective date of the settlement following Court approval.

---------------------------------------------------------------------

      1996 Semiannual Report  22  American Strategic Income Portfolio III

---------------------------------------------------------------------

(8) FINANCIAL HIGHLIGHTS
 ................................................................................
               Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                               Six Months
                                                  Ended         Year        Year        Year       Period
                                                11/30/96        Ended       Ended       Ended      Ended
                                               (Unaudited)     5/31/96     5/31/95     5/31/94   5/31/93(f)
                                               -----------     -------     -------     -------   ----------
PER-SHARE DATA
Net asset value, beginning of period ........  $ 12.25         $12.50      $12.61      $14.04    $14.07
                                               -----------     -------     -------     -------   ----------
Operations:
  Net investment income .....................     0.49           0.99        1.18        1.37      0.19
  Net realized and unrealized gain (loss) on
    investments .............................     0.06             --       (0.01)      (1.52)    (0.11)
                                               -----------     -------     -------     -------   ----------
    Total from operations ...................     0.55           0.99        1.17       (0.15)     0.08
                                               -----------     -------     -------     -------   ----------
Distributions to shareholders:
  From net investment income ................    (0.51)         (1.24)      (1.28)      (1.07)    (0.11)
  In excess of net realized gains on
    investments .............................       --             --       (0.21)         --
                                               -----------     -------     -------     -------   ----------
    Total distributions to shareholders .....    (0.51)         (1.24)      (1.28)      (1.28)    (0.11)
                                               -----------     -------     -------     -------   ----------
Net asset value, end of period ..............  $ 12.29         $12.25      $12.50      $12.61    $14.04
                                               -----------     -------     -------     -------   ----------
                                               -----------     -------     -------     -------   ----------
Per-share market value, end of period .......  $ 10.63         $10.25      $11.13      $12.75    $15.38
                                               -----------     -------     -------     -------   ----------
                                               -----------     -------     -------     -------   ----------
SELECTED INFORMATION
Total return, net asset value (a) ...........     4.60%          8.17%      10.03%      (1.78)%    0.54%
Total return, market value (b) ..............     8.81%          3.20%      (2.42)%     (9.52)%    3.23%
Net assets at end of period (in millions) ...  $   329         $  328      $  338      $  346    $  384
Ratio of expenses to average weekly net
  assets (c)(h) .............................     1.29%(g)       1.29%       1.29%       1.19%     1.01%(g)
Ratio of net investment income to average
  weekly net assets .........................     8.02%(g)       7.92%       9.48%       9.57%     7.46%(g)
Portfolio turnover rate (excluding short-term
  securities) ...............................        5%           121%         49%        155%        2%
Amount of borrowings outstanding at end of
  period (in millions) (d) ..................  $    38         $   81      $   75      $  159    $   15
Per-share amount of borrowings outstanding at
  end of period .............................  $  1.40         $ 3.03      $ 2.77      $ 5.79    $ 0.55
Per-share amount of net assets, excluding
  borrowings, at end of period ..............  $ 13.69         $15.28      $15.27      $18.40    $14.59
Asset coverage ratio (e) ....................      976%           504%        551%        317%    2,659%

(A) BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(B) BASED ON THE CHANGE IN MARKET PRICE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(C) INCLUDES 0.02%, 0.09%, AND 0.06% FROM FEDERAL EXCISE TAXES IN FISCAL YEARS 1996, 1995 AND 1994, RESPECTIVELY. BEGINNING IN FISCAL 1995, THE EXPENSE RATIOS REFLECT THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
(D) SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID ASSETS ARE SEGREGATED ARE NOT CONSIDERED BORROWINGS. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(E) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(F)  COMMENCEMENT OF OPERATIONS WAS MARCH 25, 1993.
(G)  ADJUSTED TO AN ANNUAL BASIS.
(H) THE RATIO OF EXPENSES TO AVERAGE WEEKLY NET ASSETS EXCLUDES INTEREST EXPENSE THAT HAS BEEN PRESENTED NET OF THE RELATED INTEREST INCOME IN THE FINANCIAL STATEMENTS. IF INTEREST EXPENSE HAD BEEN INCLUDED IN TOTAL EXPENSES, THE RATIOS OF EXPENSES TO AVERAGE WEEKLY NET ASSETS WOULD HAVE
     BEEN: 2.49%, 2.66%, 3.55%, 2.13% AND 1.06% FOR THE SIX MONTHS ENDED
     11/30/96 AND FISCAL 1996, 1995, 1994 AND 1993, RESPECTIVELY.

---------------------------------------------------------------------

      1996 Semiannual Report  23  American Strategic Income Portfolio III

Investments in Securities (Unaudited)
---------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO III                          November 30, 1996
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (12.6%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (1.4%):
    FIXED RATE (1.4%):
      6.50%, FNMA, 1/1/11 ...............................  $ 4,633,975      $  4,607,701
                                                                            ------------

  U.S. GOVERNMENT SECURITIES (11.2%):
      5.13%, U.S. Treasury Note, 4/30/98 ................   37,000,000(b)     36,818,330
                                                                            ------------

        Total U.S. Government and Agency Securities
          (cost: $41,532,489)  ..........................                     41,426,031
                                                                            ------------

PRIVATE MORTGAGE-BACKED SECURITIES (0.0%):
  FIXED RATE (0.0%):
      0.00%, First Gibralter, Series 1992-MM, Class B,
        Subordinated, 10/25/21
        (cost: $810,833) ................................    2,340,890(e)(f)       23,409
                                                                            ------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (c,d,e) (95.9%):
  COMMERCIAL LOANS (6.0%):
      Airport Plaza Offices, 8.88%, 5/1/01 ..............      746,534           758,852
      Commerce Center, 8.88%, 5/1/01 ....................    1,940,988         1,973,015
      John Brown Office Building, 8.90%, 6/1/03 .........    4,109,868         4,194,943
      Merrill Lynch / Northern Trust Building, 9.05%,
        6/1/03 ..........................................    3,791,690         3,889,516
      Pacific Shores Mobile Home Park II, 11.12%,
        10/1/06 .........................................    2,996,589         3,101,470
      Parkside Office Building, 8.30%, 12/1/01 ..........    1,725,000         1,707,750
      Paseo Verde Plaza, 8.63%, 5/1/01 ..................    1,841,093         1,846,800
      Turf Manor, 8.25%, 1/1/06 .........................    2,377,585         2,363,081
                                                                            ------------
                                                                              19,835,427
                                                                            ------------

  MULTIFAMILY LOANS (42.5%):
      Ambassador House Apartments, 10.13%, 12/1/01 ......    2,375,125         2,458,254
      Ashley Square Apartments, 9.38%, 6/1/99 ...........      959,166           978,350
      Berryhill Apartments, 9.52%, 9/1/01 ...............    1,578,105         1,633,339
      Boardwalk Apartments, 9.00%, 9/1/01 ...............    4,747,405         4,880,808
      Briarwood Apartments, 10.24%, 12/1/01 .............      989,877         1,024,523
      Champlin Drive Apartments, 10.00%, 7/15/08 ........    2,205,717         1,820,599
      Concord Apartments, 9.63%, 5/1/01 .................    2,069,150         2,054,046
      Crane Zion I, 10.00%, 9/1/08 ......................    2,648,484         2,383,636
      Crestridge Apartments, 8.00%, 1/1/03 ..............    1,832,018         1,814,431

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

      1996 Semiannual Report  24  American Strategic Income Portfolio III

---------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO III
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      El Camino Apartments, 10.65%, 2/1/02 ..............  $ 4,759,780      $  4,771,680
      El Toro Blanco Apartments, 10.05%, 1/1/02 .........    1,337,193         1,383,995
      Essex II, 10.00%, 8/1/08 ..........................    2,058,669         1,350,693
      Everhard Road Apartments, 9.77%, 9/1/01 ...........      489,065           506,182
      Falls Apartments, 10.00%, 7/1/03 ..................    3,916,403         4,053,478
      Faronia Square Apartments, 10.40%, 1/1/02 .........    3,566,491         3,691,318
      Geneva Village Apartments, 9.50%, 11/1/04 .........    1,353,330         1,400,696
      Grand Forks Multifamily, 9.94%, 12/1/01 ...........    2,405,289         2,489,474
      Harpers Ferry Apartments, 10.56%, 12/1/01 .........    1,822,572         1,886,362
      Hidden Pines Apartments, 9.38%, 6/1/99 ............    2,124,922         2,167,421
      Huntington Hills Apartments, 8.75%, 11/1/05 .......    1,388,937         1,423,243
      Jeanne Manor Apartments, 10.32%, 8/1/01 ...........    1,568,309         1,623,200
      Johanson Arms Apartments, 9.35%, 6/1/04 ...........    2,045,788         2,117,391
      Johnson/Wilson Apartments, 10.00%, 9/1/18 .........      794,178           821,974
      Karrington of Bexley Apartments, 9.42%, 11/1/01 ...    3,951,929         4,090,246
      Kingstown Colony Apartments, 9.98%, 11/1/01 .......    1,779,822         1,842,116
      Lake Conway Woods, 10.07%, 8/1/01 .................    2,963,033         3,066,739
      Maple Village Apartments, 9.50%, 11/1/04 ..........    1,414,208         1,463,705
      Mapleview Apartments, 9.63%, 5/1/02 ...............    3,717,419         3,847,529
      Marina Del Ray Apartments, 10.00%, 1/1/02 .........    3,840,786         3,975,214
      Meadowview Apartments, 9.50%, 11/1/04 .............    1,003,525         1,017,474
      Mission Village Apartments, 9.52%, 9/1/01 .........    2,199,126         2,276,095
      Oak Grove Apartments, 10.05%, 12/2/01 .............      898,558           930,007
      Ocean Cove Apartments, 9.50%, 10/1/04 .............    3,061,387         3,168,536
      Palm Court Apartments, 10.00%, 9/1/98 .............    6,870,615         7,111,087
      Parkway Village Apartments, 9.50%, 11/1/04 ........      974,024         1,008,115
      Quail Lakes Apartments, 8.95%, 11/1/03 ............    9,000,000         9,000,000
      Regency Manor Apartments, 10.30%, 1/1/00 ..........    5,274,400         5,459,004
      Riverbrook Apartments, 10.38%, 1/1/02 .............    2,065,979         2,138,289
      Rose Park Apartments, 9.50%, 11/1/04 ..............      875,986           906,645
      Shelter Island Apartments, 10.00%, 10/1/01 ........   12,847,908        13,297,585
      Shenandoah Woods Apartments, 9.38%, 6/1/99 ........    2,897,174         2,955,117
      Southlake Villa Apartments, 9.50%, 11/1/04 ........    1,472,054         1,523,576
      Studio One Apartments, 9.38%, 6/1/99 ..............      885,384           903,092
      The Timbers Apartments, 9.38%, 6/1/99 .............    2,705,341         2,790,288
      Timberlea Terrace Apartments, 10.00%, 11/1/08 .....      883,897           730,099
      Twin Lakes Apartments, 9.80%, 11/1/01 .............    3,239,689         3,070,901
      Valley Manor Apartments, 8.45%, 11/1/02 ...........    3,386,870         3,432,932
      Victoria Gardens Apartments, 9.52%, 9/1/01 ........    1,380,842         1,429,171
      Village Green Apartments, 10.00%, 8/1/08 ..........      931,303           963,898
      Westree Apartments, 10.00%, 9/1/03 ................    3,301,210         3,416,752

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

      1996 Semiannual Report  25  American Strategic Income Portfolio III

---------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO III
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      Westree Apartments II, 13.00%, 10/1/96 ............  $ 1,000,000      $  1,000,000
      Winchester House Apartments, 8.17%, 2/1/03 ........    1,834,497         1,829,544
      Windswept Village Apartments, 9.38%, 6/1/99 .......    2,036,384         2,077,110
                                                                            ------------
                                                                             139,455,959
                                                                            ------------

  SINGLE FAMILY LOANS (47.4%):
      Arbor, 9.27%, 8/16/17 .............................    5,036,596         5,036,596
      Barclays, 8.89%, 6/7/25 ...........................    3,600,107         3,497,504
      Bayview Financial, 6.54%, 2/21/20 .................    1,160,351         1,081,911
      Delaware II, 8.79%, 11/27/07 ......................    8,519,943(b)      8,416,528
      Delta Funding, 10.50%, 5/1/22 .....................    1,261,158         1,273,770
      Fairbanks IV, 7.98%, 4/3/19 .......................    3,207,083         2,808,817
      Federal Mortgage, 8.30%, 12/15/20 .................    3,917,326(b)      3,570,965
      First Boston II, 9.52%, 7/31/09 ...................    3,672,270(b)      3,501,510
      First Boston III, 9.00%, 2/1/13 ...................    4,204,314         3,987,792
      First Boston IV, 9.24%, 3/1/12 ....................    3,666,353(b)      3,540,963
      First Boston V, 8.34%, 5/26/16 ....................    4,227,278         4,248,837
      Greenwich, 9.29%, 4/16/05 .........................    3,023,736         3,028,574
      Kidder Peabody I, 9.95%, 9/1/10 ...................    5,621,900(b)      5,448,746
      Kidder Peabody II, 10.04%, 5/1/13 .................    1,291,148(b)      1,287,791
      Knutson III, 8.97%, 4/1/15 ........................    2,088,762         2,107,143
      Maryland National, 9.61%, 9/1/19 ..................    1,981,471(b)      1,917,668
      Meridian IV, 8.18%, 8/16/16 .......................    8,643,440         8,365,534
      Meridian V, 8.15%, 10/6/17 ........................    5,705,587         5,661,084
      Minneapolis Employees Retirement Fund, 8.45%,
        2/10/14 .........................................    5,583,299         5,429,200
      Mortgage Access, 9.25%, 9/30/19 ...................    1,078,955(b)      1,018,425
      Nomura, 10.06%, 12/16/23 ..........................   37,097,063(b)     37,055,523
      Nomura III, 8.44%, 12/29/17 .......................   21,487,425        19,838,185
      Norwest II, 7.77%, 11/27/22 .......................    8,623,183         8,355,675
      Norwest IV, 8.31%, 2/23/25 ........................    8,543,211         8,438,984
      President Homes 93-6A, Sales Inventory, 8.88%,
        11/1/22 .........................................      144,934           108,657
      President Homes 93-6C, Sales Inventory, 8.63%,
        8/1/23 ..........................................      109,965           111,263
      President Homes 93-6E, Sales Inventory, 9.07%,
        11/1/22 .........................................      171,381           176,042
      President Homes 94-1B, Sales Inventory, 8.72%,
        11/18/23 ........................................      189,872           166,159
      Sears Mortgage, 8.03%, 10/1/17 ....................      934,196(b)        903,928
      Shearson Lehman, 9.64%, 6/1/17 ....................    4,873,536(b)      4,942,475

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

      1996 Semiannual Report  26  American Strategic Income Portfolio III

---------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO III
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      The Crossings, 10.75%, 10/1/11 ....................  $   542,704(b)   $    558,987
                                                                            ------------
                                                                             155,885,236
                                                                            ------------

        Total Whole Loans and Participation Mortgages
          (cost: $308,238,568)  .........................                    315,176,622
                                                                            ------------

SHORT-TERM SECURITIES (0.5%):
      Repurchase agreement with Goldman Sachs, acquired
        on 11/29/96, accrued interest of $776, 5.64%,
        12/2/96
        (cost: $1,652,000) ..............................    1,652,000(g)      1,652,000
                                                                            ------------

        Total Investments in Securities
          (cost: $352,233,890) (h)  .....................                   $358,278,062
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) ON NOVEMBER 30, 1996, SECURITIES VALUED AT $41,751,214 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                             NAME OF BROKER AND
              ACQUISITION                          ACCRUED     DESCRIPTION OF
   AMOUNT        DATE        RATE*       DUE      INTEREST       COLLATERAL
------------  -----------  ---------  ----------  ---------  -------------------
$  1,500,000     11/1/96       6.25%     12/2/96  $   7,812              (1)
   2,000,000     11/1/96       6.25%     12/2/96     10,417              (1)
   3,500,000     11/1/96       6.25%     12/2/96     18,229              (1)
  30,500,000     11/1/96       5.33%     12/2/96    135,344              (2)
------------                                      ---------
$ 37,500,000                                      $ 171,802
------------                                      ---------
------------                                      ---------

* INTEREST RATE AS OF NOVEMBER 30, 1996. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.
     NAME OF BROKER AND DESCRIPTION OF COLLATERAL:

     (1)  NOMURA;
              DELAWARE II, 8.79%, 11/27/07, $488,264 PAR
              FEDERAL MORTGAGE, 8.30%, 12/15/20, $1,855,943 PAR
              FIRST BOSTON II, 9.52%, 7/31/09, $401,567 PAR
              FIRST BOSTON IV, 9.24%, 3/1/12, $193,573 PAR
              KIDDER PEABODY I, 9.95%, 9/1/10, $408,105 PAR
              KIDDER PEABODY II, 10.78%, 5/1/13, $215,429 PAR
              MARYLAND NATIONAL, 9.61%, 9/1/19, $483,705 PAR
              MORTGAGE ACCESS, 9.25%, 9/30/19, $381,146 PAR
              NOMURA, 10.06%, 12/16/23, $6,389,828 PAR
              SEARS MORTGAGE, 8.03%, 10/1/17, $71,489 PAR
              SHEARSON LEHMAN, 9.64%, 6/1/17, $365,045 PAR
              THE CROSSINGS, 10.75%, 10/1/11, $85,088 PAR

---------------------------------------------------------------------

      1996 Semiannual Report  27  American Strategic Income Portfolio III

---------------------------------------------------------------------

     (2)  NOMURA;
              U.S. TREASURY NOTE, 5.13%, 4/30/98, $30,810,000 PAR

(C) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON NOVEMBER 30, 1996. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF NOVEMBER 30, 1996.
(D) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.
         COMMERCIAL LOANS:

              AIRPORT PLAZA OFFICES - ALBUQUERQUE, NM
              COMMERCE CENTER - ALBUQUERQUE, NM
              JOHN BROWN OFFICE BUILDING - HOUSTON, TX
              MERRILL LYNCH / NORTHERN TRUST BUILDING - FORT LAUDERDALE, FL PACIFIC SHORES MOBILE HOME PARK II - NEWPORT, OR
              PARKSIDE OFFICE BUILDING - SAN ANTONIO, TX
              PASEO VERDE PLAZA - PHOENIX, AZ
              TURF MANOR - PHOENIX, AZ

         MULTIFAMILY LOANS:

              AMBASSADOR HOUSE APARTMENTS - OKLAHOMA CITY, OK ASHLEY SQUARE APARTMENTS - HOUSTON, TX
              BERRYHILL APARTMENTS - OREGON CITY, OR
              BOARDWALK APARTMENTS - OKLAHOMA CITY, OK
              BRIARWOOD APARTMENTS - GREELEY, CO
              CHAMPLIN DRIVE APARTMENTS - CHAMPLIN, MN
              CONCORD APARTMENTS - MIDWEST CITY, OK
              CRANE ZION I - ZION, IL
              CRESTRIDGE APARTMENTS - KNOXVILLE, TN
              EL CAMINO APARTMENTS - PHOENIX, AZ
              EL TORO BLANCO APARTMENTS - COLORADO SPRINGS, CO ESSEX II - ROCHESTER, MN
              EVERHARD ROAD APARTMENTS - NORTH CANTON, OH
              FALLS APARTMENTS - COLORADO SPRINGS, CO
              FARONIA SQUARE APARTMENTS - MEMPHIS, TN
              GENEVA VILLAGE APARTMENTS - WEST JORDAN, UT
              GRAND FORKS MULTIFAMILY - GRAND FORKS, ND
              HARPERS FERRY APARTMENTS - LAFAYETTE, LA
              HIDDEN PINES APARTMENTS - HOUSTON, TX
              HUNTINGTON HILLS APARTMENTS - MANKATO, MN
              JEANNE MANOR APARTMENTS - PORTLAND, OR
              JOHANSON ARMS APARTMENTS - KINGSBURG, CA.
              JOHNSON/WILSON APARTMENTS - ST. PAUL, MN
              KARRINGTON OF BEXLEY APARTMENTS - BEXLEY, OH. KINGSTOWN COLONY APARTMENTS - MARYVILLE, TN
              LAKE CONWAY WOODS - ORLANDO, FL
              MAPLE VILLAGE APARTMENTS - AMERICAN FORK, UT
              MAPLEVIEW APARTMENTS - MERCHANTVILLE, NJ
              MARINA DEL RAY APARTMENTS - GRAPEVINE, TX
              MEADOWVIEW APARTMENTS - WEST JORDAN, UT
              MISSION VILLAGE APARTMENTS - TUCSON, AZ
              OAK GROVE APARTMENTS - MINNEAPOLIS, MN
              OCEAN COVE APARTMENTS - PINNELLAS CITY, FL

---------------------------------------------------------------------

      1996 Semiannual Report  28  American Strategic Income Portfolio III

---------------------------------------------------------------------

              PALM COURT APARTMENTS - LOS ANGELES, CA
              PARKWAY VILLAGE APARTMENTS - WEST JORDAN, UT
              QUAIL LAKES APARTMENTS - OKLAHOMA CITY, OK
              REGENCY MANOR APARTMENTS - GRAND ISLAND, NY
              RIVERBROOK APARTMENTS - TAMPA, FL
              ROSE PARK APARTMENTS - VERNAL, UT
              SHELTER ISLAND APARTMENTS - LAS VEGAS, NV
              SHENANDOAH WOODS APARTMENTS - HOUSTON, TX
              SOUTHLAKE VILLA APARTMENTS - SALT LAKE CITY, UT
              STUDIO ONE APARTMENTS - HOUSTON, TX
              THE TIMBERS APARTMENTS - HOUSTON, TX
              TIMBERLEA TERRACE APARTMENTS - WACONIA, MN
              TWIN LAKES APARTMENTS - WARR ACRES, OK
              VALLEY MANOR APARTMENTS - HASTINGS, MN
              VICTORIA GARDENS APARTMENTS - VICTORIA, TX
              VILLAGE GREEN APARTMENTS - FAIRBAULT, MN
              WESTREE APARTMENTS - COLORADO SPRINGS, CO
              WESTREE APARTMENTS II - COLORADO SPRINGS, CO
              WINCHESTER HOUSE APARTMENTS - VIRGINIA GARDENS, FL
              WINDSWEPT VILLAGE APARTMENTS - HOUSTON, TX

         SINGLE FAMILY LOANS:

              ARBOR - 56 LOANS, NEW YORK
              BARCLAYS - 22 LOANS, MIDWESTERN UNITED STATES
              BAYVIEW FINANCIAL - 11 LOANS, MARYLAND
              DELAWARE II - 222 LOANS, TEXAS
              DELTA FUNDING - SENIOR DEBT SECURITY COLLATERALIZED BY A POOL
              OF NON-PERFORMING WHOLE LOANS LOCATED THROUGHOUT THE UNITED STATES FAIRBANKS IV - 35 LOANS, UNITED STATES
              FEDERAL MORTGAGE - 48 LOANS, CONNECTICUT
              FIRST BOSTON II - 85 LOANS, UNITED STATES, PRIMARILY IN TEXAS FIRST BOSTON III - 104 LOANS, TEXAS AND FLORIDA
              FIRST BOSTON IV - 90 LOANS, TEXAS, OKLAHOMA, AND MASSACHUSETTS FIRST BOSTON V - 39 LOANS, UNITED STATES
              GREENWICH - 33 LOANS, COLORADO
              KIDDER PEABODY I - 149 LOANS, UNITED STATES
              KIDDER PEABODY II - 17 LOANS, ARIZONA AND COLORADO
              KNUTSON III - 29 LOANS, UNITED STATES
              MARYLAND NATIONAL - 28 LOANS, UNITED STATES
              MERIDIAN IV - 110 LOANS, MIDWESTERN UNITED STATES
              MERIDIAN V - 78 LOANS, UNITED STATES
              MINNEAPOLIS EMPLOYEES RETIREMENT FUND - 142 LOANS, MINNESOTA MORTGAGE ACCESS - 7 LOANS, NEW JERSEY
              NOMURA - 822 LOANS, CALIFORNIA AND TEXAS
              NOMURA III - 298 LOANS, MIDWESTERN UNITED STATES
              NORWEST II - 72 LOANS, MIDWESTERN UNITED STATES
              NORWEST IV - 56 LOANS, MIDWESTERN UNITED STATES
              PRESIDENT HOMES, SALES INVENTORY - 6 LOANS, MIDWESTERN UNITED
               STATES
              SEARS MORTGAGE - 14 LOANS, MIDWESTERN UNITED STATES
              SHEARSON LEHMAN - 107 LOANS, UNITED STATES
              THE CROSSINGS - 10 LOANS, MINNESOTA
(E) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933.

---------------------------------------------------------------------

      1996 Semiannual Report  29  American Strategic Income Portfolio III

---------------------------------------------------------------------

(F)  BASED UPON ESTIMATED TIMING AND AMOUNT OF FUTURE CASH FLOWS, INCOME IS
     CURRENTLY NOT BEING RECOGNIZED ON THIS SECURITY WITH AN AGGREGATE MARKET
     VALUE OF $23,409.
(G)  REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY
     U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS
     INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(H)  ON NOVEMBER 30, 1996, THE COST OF INVESTMENTS IN SECURITIES, INCLUDING REAL
     ESTATE OWNED, FOR FEDERAL INCOME TAX PURPOSES WAS $356,282,121. THE
     AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN
     SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  9,935,122
      GROSS UNREALIZED DEPRECIATION ......    (4,298,864)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  5,636,258
                                            ------------
                                            ------------

---------------------------------------------------------------------

      1996 Semiannual Report  30  American Strategic Income Portfolio III

        Shareholder Update
----------------------------------------

                  ANNUAL MEETING RESULTS
               An annual meeting of the fund's shareholders was held on August 23, 1996. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set below.

               1.  The fund's shareholders elected the following directors:

                                                                  SHARES
                                                                 WITHHOLDING
                                                   SHARES        AUTHORITY
                                                 VOTED "FOR"     TO VOTE
                                                 -----------     --------
David T. Bennett ............................     24,241,940     847,169
Jaye F. Dyer ................................     24,251,663     837,445
William H. Ellis ............................     24,236,598     852,510
Karol D. Emmerich ...........................     24,262,642     826,466
Luella G. Goldberg ..........................     24,253,518     835,590
George Latimer ..............................     24,248,592     840,516

               2. The fund's shareholders ratified the selection by a majority of the independent members of the fund's board of directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ending May 31, 1997. The following votes were cast regarding this matter:

                     SHARES
      SHARES         VOTED                      BROKER
    VOTED "FOR"     "AGAINST"    ABSTENTIONS  NON-VOTES
    -----------     --------     --------     ----------
     24,528,318     294,223      266,566             --

---------------------------------------------------------------------

      1996 Semiannual Report  31  American Strategic Income Portfolio III

        Directors and Officers
----------------------------------------

                  DIRECTORS
               David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL PRODUCTS,
                   INC., KIEFER BUILT, INC., OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
               Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
               William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC., PIPER
                   CAPITAL MANAGEMENT INCORPORATED
               Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
               Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR FINANCIAL
                   CORP., HORMEL FOODS CORP.
               David A. Hughey, RETIRED EXECUTIVE VICE PRESIDENT AND CHIEF
                   ADMINISTRATIVE OFFICER OF DEAN WITTER INTERCAPITAL INC. AND DEAN WITTER TRUST CO.
               George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL EQUITY FUNDS

                  OFFICERS
               William H. Ellis, CHAIRMAN OF THE BOARD
               Paul A. Dow, PRESIDENT
               John G. Wenker, SENIOR VICE PRESIDENT
               Russ K. Kappenman, VICE PRESIDENT AND ASSISTANT SECRETARY Amy Ayd, VICE PRESIDENT
               Julene R. Melquist, VICE PRESIDENT
               Robert H. Nelson, VICE PRESIDENT AND TREASURER
               Daniel W. Schroer, VICE PRESIDENT AND ASSISTANT SECRETARY Susan S. Miley, SECRETARY

                  INVESTMENT ADVISER
               Piper Capital Management Incorporated
               222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                  ACCOUNTING AND TRANSFER AGENT
               Investors Fiduciary Trust Company
               127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

                  CUSTODIAN
               First Trust National Association
               180 EAST FIFTH STREET, ST. PAUL, MN 55101

                  LEGAL COUNSEL
               Dorsey & Whitney LLP
               220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

---------------------------------------------------------------------

      1996 Semiannual Report  32  American Strategic Income Portfolio III

GLOSSARY OF TERMS ***
--------------------------------------------------------------------------------

DISCOUNT
Closed-end funds may trade in the market at prices that are equal to, above or below their net asset value (NAV). When investors purchase or sell shares at a price that is below current NAV, the shares are said to be trading at a discount.

REVERSE REPURCHASE AGREEMENTS
A reverse repurchase agreement is an agreement between a seller of securities (the fund) and a buyer, whereby the fund receives cash and pays interest and agrees to buy back the same securities at an agreed on price at a stated date. Reverse repurchase agreements are considered a form of borrowing.

RISK
All funds that invest in mortgage-related securities are subject to certain risks. Following is a brief summary of some of the primary risks associated with mortgage-related assets. It does not include all risks related to mortgage securities.

Among these risks is PREPAYMENT RISK in which principal payments are prepaid at unexpected rates. Prepayment rates are influenced by changes in interest rates and a variety of other factors. If the fund buys a mortgage loan at a premium, a faster-than-anticipated prepayment rate will reduce the fund's yield and a slower-than-anticipated prepayment rate will increase its yield. If a mortgage loan is purchased at a discount, the opposite will occur. There is also the chance that proceeds from prepaid loans will have to be reinvested in lower-yielding investments (REINVESTMENT RISK).

Like all fixed income investments, the prices of securities in the fund are sensitive to changing interest rates -- otherwise known as INTEREST RATE RISK. When rates increase, the value of these securities decreases. Conversely, when rates decline, the value of these securities rises. However, mortgage-related assets may benefit less from declining interest rates than other fixed income securities because of prepayment risk.

The fund's mortgage loans are subject to some unique risks such as credit risk and real estate risk. Since the fund's mortgage loans generally aren't backed by any government guarantee or private credit enhancement, they face CREDIT RISK. This is the risk of loss arising from default if the borrower fails to make payments on the loan. This risk may be greater during periods of declining or stagnant real estate values. Mortgage loans are also subject to REAL ESTATE RISKS including property risk (the risk that the physical condition and value of the property will decline) and the legal risk of holding any mortgage loan.


FOR MORE INFORMATION

BY PHONE [GRAPHIC]

1 800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.


TO LISTEN TO MONTHLY FUND UPDATES
press 3, press 2, then press:

31  American Strategic
    Income Portfolio III

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.


BY MAIL [GRAPHIC]

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 1 800 866-7778, or mail a request to us.


ON-LINE  [GRAPHIC]

http://www.piperjaffray.com/
money_management/


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

[LOGO]


PIPER CAPITAL MANAGEMENT INCORPORATED
222 SOUTH NINTH STREET
MINNEAPOLIS, MN  55402-3804


[LOGO] THIS DOCUMENT IS PRINTED ON PAPER MADE FROM
       100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.


#21530  1/1997  059-97


Bulk Rate
U.S. Postage
PAID
Permit No. 3008
Mpls., MN


                                       STAPLES